Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated July 31, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures

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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                    July 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $984.11 per unit at the end of July, down -1.2%for the month.

The Fund's net asset value declined for the month as many of the trends that had generated profitable trading through June and early July reversed precipitously mid-month resulting in losses in several key markets.

The turning point of the month occurred in the currency markets as the yen regained strength versus the dollar and the euro recovered over 6% from its lows since trading began in January. These moves carried over to other European currencies and compounded the losses for the Fund's trend-following advisors. Trading in the global interest rate markets, however, was profitable for the Fund's advisors but only partially offset losses positions in U.S. and European stock market index trading.

Gains were made in energy markets as long crude oil, unleaded gas, and heating oil positions profited from a continued upward trend. Trading in the grains market was profitable from short corn positions as crops reached their highest levels since 1994. Profits made from short coffee and cotton positions were partially offset by losses in long sugar positions. Profits in gold positions were offset by losses in industrial metals positions.

After a month and a half of trading, it is a good time to reflect on one of the most powerful attributes of managed futures: the ability to go long in rising markets and short in falling markets. No matter which direction a market takes, as long as that direction is sustained, managed futures advisors and investors have the chance to participate.


Smith Barney Futures Management Inc.

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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period July 1,
                              Through July 31, 1999

                                                        Percent
                                                       of Average
                                                       Net Assets

Realized losses from trading         $   (152,098)        (0.27)%
Change in unrealized gains/losses
   from trading                          (351,447)        (0.63)
                                     ------------        -------
                                         (503,545)        (0.90)
Add, Brokerage commissions
   and clearing fees ($8,293)             256,240          0.45
                                     ------------        -------
Net realized and unrealized              (759,785)        (1.35)
   losses
Interest Income                           170,043          0.30
                                     ------------        -------
                                         (589,742)        (1.05)

Less, Expenses:
  Management fees                          94,108          0.17
  Incentive fees                          (23,321)        (0.04)
  Other expenses                           13,650          0.03
                                     ------------        -------
                                           84,437          0.16
                                     ------------        -------
Net Loss                                 (674,179)        (1.21)%
                                                         -------

Redemptions (349.4282 L.P. units
at July 31, 1999 net asset value
per unit of $984.11)                     (343,876)
                                     -------------
Decrease in net assets                 (1,018,055)
Net assets, June 30, 1999              55,987,164
                                     -------------
Net assets, July 31, 1999            $ 54,969,109
                                     -------------
Net asset value per unit
 ($54,969,109/56,383.6492 units)       $   974.91
                                          -------
Redemption value per unit (Note 1)     $   984.11
                                          -------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $984.11.

The net asset value per unit of $974.91 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.


By: /s/  Daniel A. Dantuono
         Daniel A. Dantuono
         Chief Financial Officer

Smith Barney Futures Management Inc.
General Partner, Salomon Smith Barney
Global Diversified Futures Fund L.P.

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